Exhibit 99.2

2nd QUARTER 2008 EARNINGS CALL

2 AGENDA 2nd QUARTER OPERATIONAL HIGHLIGHTS 2nd QUARTER FINANCIAL HIGHLIGHTS 2008 GUIDANCE FINANCIAL OVERVIEW Q&A JOHN MURPHY JOHN MURPHY JOHN MURPHY DAVE ARMSTRONG JOHN MURPHY DAVE ARMSTRONG

3 FORWARD LOOKING STATEMENTS STATEMENTS IN THIS PRESENTATION WHICH ARE NOT STATEMENTS OF HISTORICAL FACT ARE “FORWARD LOOKING STATEMENTS” WITHIN THE “SAFE HARBOR” PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO, AND THE EXPECTATIONS AND ASSUMPTIONS DEEMED REASONABLE BY, ACCURIDE CORPORATION AT THE TIME THIS PRESENTATION WAS MADE. ALTHOUGH ACCURIDE BELIEVES THAT THE ASSUMPTIONS UNDERLYING SUCH STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT THEY WILL BE ATTAINED. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTATIONS INCLUDE BUT ARE NOT LIMITED TO MARKET DEMAND IN THE COMMERCIAL VEHILCE INDUSTRY, GENERAL ECONOMIC, BUSINESS AND FINANCING CONDITIONS, LABOR RELATIONS, GOVERNMENTAL ACTION, COMPETITOR PRICING ACTIVITY, EXPENSE VOLATILITY AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY’S SECURITIES AND EXCHANGE COMMISSION FILINGS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

4 2nd QUARTER OPERATIONAL HIGHLIGHTS IMPROVEMENT IN COMPONENTS SEGMENT Gross profit improved by $13.6 million over Q1 2008 ORGANIC GROWTH INITIATIVES PARTIALLY OFFSET LOSSES Military wheel growth up $5 million over Q2 2007 Strong aftermarket sales in aluminum wheels and components MARGINAL RAW MATERIAL IMPACT DUE TO LAG EFFECT Raw material impacted margins by $1.4 million in Q2 2008 INITIATED STRATEGIC REVIEW OF ALL OPERATING ASSETS Review to be completed in third quarter

5 2nd QUARTER FINANCIAL HIGHLIGHTS Q2-08 Q2-07 % YTD 08 YTD 07 % Net Sales $244.9 $245.1 -0.0% $483.1 $570.6 -15.3% Adj. EBITDA2 $19.7 $28.3 -30.3% $38.2 $77.5 -50.7% CONSOLIDATED RESULTS MARGINS IMPACTED PRIMARILY BY ONE-TIME ITEMS $30 million reduction in inventory impacted margins by $6 million in Q2 2008 and $8 million in 2008 YTD Resolution of commercial dispute and other one-time pricing impacted margins by $6 million in Q2 2008 and $14 million in 2008 YTD 1. Source: ACT Research 2. Please refer to the appendix for a reconciliation of this non-GAAP measure ($, in millions) Q2-08 Q2-07 % YTD 08 YTD 07 % Class 8 57,297 45,073 +27.1% 107,006 119,501 -10.5% Class 5-7 47,751 55,293 -13.6.8% 95,493 116,016 -17.7% Trailers 39,211 61,273 -36.0% 75,874 121,491 -37.6% N.A. COMMERCIAL VEHICLE PRODUCTION1 (units)

6 2008 GUIDANCE SUMMARY ADJ. EBITDA $85.0 TO $100.0 FREE CASH FLOW Breakeven Class 8 190,000 to 215,000 units Class 5-7 170,000 to 190,000 units Trailer 145,000 to 160,000 units NA COMMERCIAL VEHICLE PRODUCTION ESTIMATES ($, in millions) 2008 OUTLOOK We are reducing our Adjusted EBITDA and Free Cash Flow guidance due to: Reduction in NAFTA Class 5-8 and trailer production Escalating raw material costs OTHER KEY ASSUMPTIONS Net Interest Expense = $42.5 million Cash Taxes = Less than $5.0 million Capital Expenditures = $30.0 – 35.0 million Working Capital Use = $5.0 – 10.0 million Depreciation = $42.0 million Amortization = $5.5 million 35.5 million fully diluted shares outstanding

7 Q2 2008 vs. Q2 2007 ($, in millions) Q2 2008 Q2 2007 Variance Net Sales Wheels $105.2 $113.4 ($8.2) Components 127.4 120.7 6.7 Other 12.4 11.1 1.3 Total Net Sales $244.9 $245.1 ($0.2) Gross Profit Wheels 17.1 23.5 (6.5) Components 2.9 3.4 (0.5) Other 3.4 2.5 0.8 Corporate (2.0) (1.0) (1.0) Total Gross Profit $21.4 $28.5 ($7.1) Operating Expenses 12.8 14.2 (1.5) Income from Operations $8.6 $14.2 ($5.6) Net Income $3.4 $4.9 ($1.5) Diluted income (loss) per share $0.10 $0.14 ($0.04) Adjusted EBITDA $19.7 $28.3 ($8.6) Sales - Positive impact of organic sales growth offset by lower wheel sales Margin - Operational improvements offset by one-time items

8 YTD 2008 vs. YTD 2007 ($, in millions) YTD 2008 YTD 2007 Variance Net Sales Wheels $209.2 $272.7 ($63.5) Components 248.1 273.4 (25.3) Other 25.8 24.5 1.4 Total Net Sales $483.1 $570.6 ($87.4) Gross Profit Wheels 37.2 36.3 0.9 Components (7.9) 12.7 (20.7) Other 7.2 5.5 1.7 Corporate (2.9) (1.9) (0.9) Total Gross Profit $33.6 $52.6 ($19.0) Operating Expenses 26.4 29.3 (2.9) Income from Operations $7.2 $23.3 ($16.1) Net Income ($8.4) $3.0 ($11.4) Diluted income (loss) per share ($0.24) $0.09 ($0.32) Adjusted EBITDA $38.2 $77.5 ($39.3) Sales - Positive impact of organic sales growth offset by lower wheel sales Margin - Operational improvements offset by one-time items

9 Q2 2008 vs. Q1 2008 ($, in millions) Q2 2008 Q1 2008 Variance Net Sales Wheels $105.2 $104.0 $1.1 Components 127.4 120.8 6.6 Other 12.4 13.4 (1.0) Total Net Sales $244.9 $238.2 $6.7 Gross Profit Wheels 17.1 20.2 (3.1) Components 2.9 (10.8) 13.7 Other 3.4 3.8 (0.4) Corporate (2.0) (0.9) (1.1) Total Gross Profit $21.4 $12.3 $9.1 Operating Expenses 12.8 13.7 (0.9) Income from Operations $8.6 ($1.4) $10.0 Net Income $3.4 ($11.7) $15.1 Diluted income (loss) per share $0.10 ($0.33) $0.43 Adjusted EBITDA $19.7 $18.5 $1.2 Margin - Components segment margin improves significantly as operational improvements gain momentum

10 2008 FREE CASH FLOW ($, in millions) Q2 08 Q1 08 CASH FROM OPERATIONS ($4.1) ($28.4) CAPITAL EXPENDITURES ($9.4) ($10.4) FREE CASH FLOW ($13.5) ($38.8) Expect positive free cash for remainder of the year

11 DEBT AND LEVERAGE ($, in millions except per share data) Total Debt $572.7 Cash 33.2 Net Debt 539.5 Revolver Availability 125.0 Liquidity 158.2 Leverage Ratio 7.12x

APPENDIX

13 NON-RECURRING ITEMS IMPACTING NET INCOME ($, in millions) Q2 08 Impact to Labor matters in Rockford, Illinois $ 0.4 Gross Profit Severance related charges ($1.2) Gross Profit Non-cash mark to market unfavorable interest rate swap $ 3.4 Int. Expense Total $ 2.6

14 NON-GAAP FINANCIAL DATA ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES. FREE CASH FLOW IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW. FREE CASH FLOW REPRESENTS NET CASH PROVIDED BY OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES. ACCURIDE HAS INCLUDED INFORMATION CONCERNING FREE CASH FLOW IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR ABILITY TO REPAY DEBT AND MAKE INVESTMENTS TO WHICH A PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED.

15 EBITDA RECONCILIATION ($, in millions) Q2-08 Q2-07 YTD 08 YTD 07 NET INCOME (LOSS) $3.4 $4.9 ($8.4) $3.0 Net Interest Expense 8.5 11.3 24.2 23.3 Income Tax Expense (Benefit) (2.3) 1.3 (8.7) 0.3 Depreciation and Amortization 11.5 14.0 23.2 35.7 EBITDA $21.0 $31.5 $30.3 $62.3 (0.4) (0.0) 7.7 18.3 (0.8) (3.1) 0.3 (3.1) ADJUSTED EBITDA $19.7 $28.3 $38.2 $77.5 Restructuring, severance and other charges Items related to our credit agreement